UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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YORK INTERNATIONAL CORPORATION

(Name of Registrant as Specified in its Charter)

N/ A

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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FORWARD LOOKING STATEMENTS

Johnson Controls and York have made forward-looking statements in this document pertaining to the planned acquisition of York by Johnson Controls that are based on preliminary data and are subject to risks and uncertainties. Such statements include expected synergies and pro forma or expected sales. Forward-looking statements include information concerning possible or assumed future risks and may include words such as “believes,” “forecasts,” “expects,” “outlook” or similar expressions. For all forward looking statements, the companies caution that numerous important factors, such as approval by York shareholders of the transaction, regulatory approvals, achievement of growth and cost synergies, potential disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers, the strength of the U.S. or other economies, cancellation of commercial contracts, and other risks attendant to the respective businesses of Johnson Controls and York, including those factors discussed in Johnson Controls’ Form 8-K (dated October 26, 2004) and York’s SEC filings, could cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the companies.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

York will file a Proxy Statement and both Johnson Controls and York may file other relevant documents regarding this transaction with the Securities and Exchange Commission (the “SEC”).

York will mail the Proxy Statement to its stockholders. The Proxy Statement will contain important information about the transaction, and York urges you to read these documents when they become available.

You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (http://www.sec.gov). You may also obtain these documents, free of charge, from York’s website (http://www.york.com).

PARTICIPANTS IN THIS TRANSACTION

York International Corporation and its directors and executive officers may be deemed participants in the solicitation of proxies from York stockholders in connection with this transaction. Information about the directors and executive officers of York and information about other persons who may be deemed participants in this transaction will be included in the Proxy Statement. You can find information about York’s executive officers and directors in York’s definitive proxy statement filed with the SEC on April 22, 2005. You can obtain a free copy of this document at http://www.york.com or http://www.sec.com.

BELOW IS AN E-MAIL SENT TO EMPLOYEES:

August 24, 2005

To all YORK Employees:

We announced today that we have signed a definitive agreement to be acquired by Johnson Controls, Inc., a global market leader in automotive systems and facility management and control,

for a total transaction price of $3.2 billion. The transaction is expected to close in December of 2005, subject to customary regulatory approvals and approval by our shareholders.

Johnson Controls (JCI), headquartered in Milwaukee, WI, has 125,000 employees worldwide and revenue of $26.6 billion. The Controls Group, the business unit within JCI that provides customers with facility management and control, has over 30,000 employees and revenue of approximately $6 billion.

By joining forces with JCI, we are staking out a strategic leadership position in the $200 billion global building environment industry. As an $11 billion company, we will be better able to serve our customers with integrated HVAC&R solutions and end-to-end HVAC&R services. The combined entity will have over 500 offices serving 125 countries around the globe.

The two businesses are a natural combination, with strong brands, and similar values and cultures. This combination has several very important advantages. They are:

1.                            Customer Wins: Combined we can offer both our customers integrated systems, and broader services. The feedback from our customers is that they want a more integrated offering and, with this combination we are serving that need.

2.                            Growth Potential: This combination brings together two complementary businesses that will strengthen our capabilities in each geographic area and enable us to offer a very broad range of products and services.

3.                            Natural Combination: Both YORK and JCI have a long and proud history of innovation and growth in the industry. This combination builds on the success of these two businesses and will bring significant benefits to our employees, customers, and shareholders.

4.                            Market Leadership Globally: The building environment market is increasingly global in nature. Together, YORK and JCI will be a strong global business across all regions, with nearly half of its revenues generated outside North America.

5.                            Building for Tomorrow: This combination is about tomorrow. By creating the opportunity to better serve customers across the globe, we are strengthening our ability to grow our business and also to provide exciting new career opportunities for our employees.

For YORK, this acquisition is a clear sign that our company has achieved great success. It signifies the value that all YORK employees, as a team, have created to build and grow our company. Partnered with Johnson Controls, YORK will be in a much stronger position to further increase our global market share in products, systems and services.

I understand that many of you will have important questions and concerns in response to this announcement. To help answer these questions and better inform you on the process, there will be a series of communications and updates including meetings with your local leaders, webcasts with executives and regular updates posted to YORK’s Intranet at http://intranet.york.com. The first such communication is a webcast describing the transaction and providing more information about JCI. In addition, you can receive answers to your questions by calling the integration hotline at 1-866-758-YORK (9675) or e-mailing ourfuture@york.com.

In the coming weeks, the management teams of both YORK and JCI will create an integration team that will be responsible for integrating the two organizations and ensuring the acquisition’s success. Please note that until the close of this transaction, we will continue to remain as two separate businesses and will continue to compete in the market place. The most important contributors to making this acquisition work will be the employees of each company. To ensure success, the most important thing each of you can do is to remain focused on your job, deliver on your commitments and continually exceed our customers’ expectations.

This is a great time to be part of YORK.

Sincerely,

C. David Myers

President and CEO

YORK International

YORK International Corporation

P.O. Box 1592-364M, York, Pennsylvania USA 17405-1592 / Telephone 717-771-6641 / Fax: 717-771-7381

BELOW IS A TRANSCRIPT OF AN EMPLOYEE PRESENTATION:

FORWARD LOOKING STATEMENTS

Johnson Controls and York have made forward-looking statements in this document pertaining to the planned acquisition of York by Johnson Controls that are based on preliminary data and are subject to risks and uncertainties. Such statements include expected synergies and pro forma or expected sales. Forward-looking statements include information concerning possible or assumed future risks and may include words such as “believes,” “forecasts,” “expects,” “outlook” or similar expressions. For all forward looking statements, the companies caution that numerous important factors, such as approval by York shareholders of the transaction, regulatory approvals, achievement of growth and cost synergies, potential disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers, the strength of the U.S. or other economies, cancellation of commercial contracts, and other risks attendant to the respective businesses of Johnson Controls and York, including those factors discussed in Johnson Controls’ Form 8-K (dated October 26, 2004) and York’s SEC filings, could cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the companies.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

York will file a Proxy Statement and both Johnson Controls and York may file other relevant documents regarding this transaction with the Securities and Exchange Commission (the “SEC”).

York will mail the Proxy Statement to its stockholders. The Proxy Statement will contain important information about the transaction, and York urges you to read these documents when they become available.

You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (http://www.sec.gov). You may also obtain these documents, free of charge, from York’s website (http://www.york.com).

PARTICIPANTS IN THIS TRANSACTION

York International Corporation and its directors and executive officers may be deemed participants in the solicitation of proxies from York stockholders in connection with this transaction. Information about the directors and executive officers of York and information about other persons who may be deemed participants in this transaction will be included in the Proxy Statement. You can find information about York’s executive officers and directors in York’s definitive proxy statement filed with the SEC on April 22, 2005. You can obtain a free copy of this document at http://www.york.com or http://www.sec.com.

Hello, this is Dave Myers. Many of you may have seen my letter or the public press release on significant news for our Company. We have entered into a definitive agreement to be acquired by Johnson Controls.

In this discussion, I will describe Johnson Controls so you can get a better picture of the overall company. We will then get into some of the detail around the HVAC&R and Controls markets and some of the opportunities that were fundamental to JCI’s decision to buy YORK. The price paid by JCI reflects their recognition of YORK’s value and the opportunities made available by combining the businesses.

We will talk a little bit about how the combined organizations position us to take a much larger share of the global building environmental business and I will then summarize with a high level look at the next steps.

Johnson Controls will acquire YORK for $56.50 per share for a total transaction value of approximately $3.2 billion. It will be an all-cash transaction. YORK’s Board of Directors has unanimously recommended that YORK shareholders vote in favor of the transaction and the transaction is expected to close in December of 2005. The Board’s unanimous approval of the offer reflects their view that the transaction is in the best interest of YORK stockholders.

I have personally met with John Barth, Chairman and CEO of Johnson Controls, as well as Stephen Roell, Vice Chairman and Executive Vice President and John Kennedy, President of the Controls Group.

These gentlemen represent a company that has similar values and ideals as YORK International. They have a long history of successfully integrating growing acquisitions and I look forward to YORK building on this success.

Johnson Controls has a very similar history to ours and does business in a way that we are all used to, with a focus and commitment to their core values and objectives. If you take a minute and read through these materials, they might look a little familiar. They are very similar to the same guiding principles that are at the core of how we run our business.

While most us know Johnson Controls from their HVAC business, they are actually made up of three segments. Facility management and controls, Automotive batteries, and Automotive interiors. Obviously, we fit into the facility management and controls segment.

Let’s take a minute and look in a bit more into the detail of each of the business segments.

The Controls Group is an industry leader and has a global reach. While our focus has been on the mechanical equipment manufacturing, installation and service, they have focused more on integrated control systems, facility management and technical service primarily in building controls.

The Controls Group is a major worldwide supplier of installed control systems and technical and facility management services. The Group engineers, manufactures and installs control systems that automate a building’s HVAC, as well as lighting, security and fire safety equipment. Technical services includes operation, scheduled maintenance and repair of building equipment, and the Facility Management team provides on-site staff for complete facility operations and general building maintenance and services. The Controls Group also offers products and services in more than 45 countries with over 330 sales and services offices and they have five manufacturing plants.

Johnson Controls is the world leader in automotive batteries. They manufacture batteries for most auto manufacturers as well as retail outlets around the world.

This has been a very successful and growing part of the Johnson portfolio.

JCI’s largest business is in the automotive seating and interiors business. Based upon my understanding, almost every auto manufacturer in the world has some part of its interior manufactured by Johnson.

JCI is perceived as one of the automotive industry’s top performers and it has an excellent global presence.

If you look at the numbers, it is clear that JCI has been on an impressive run for many years. Johnson is a financially stable company with an outstanding track record of growth for more than 58 consecutive years. One of the keys to their success has been acquisitions. Over the years they have done an excellent job of identifying companies that complement their own and fill gaps to allow them to reach a broader segment of the marketplace. They are a well-respected company on many fronts – from Fortune, Forbes and Industry Week magazine accolades, to supplier recognition, environmental leadership, corporate governance and employee training.

So why did we join forces with Johnson Controls?

There are key market opportunities that made the move make sense. As we have discussed several times in conjunction with our expanding service activities and equipment solutions, the market is moving toward a model focused on greater integration of a broader range of HVAC&R products and services. By joining forces we are able to make a giant step forward toward meeting this market need better than any other company in the world. The belief is that this direction is consistently reinforced by each of our customers and they are looking for more complete solutions for all of their requirements.

The combination establishes an $11 billion leader in the growing market.

--It creates the largest global provider to the high margin Building Services

--It provides customers with a single source for integrated products, systems and services

--It really enhances our rapidly growing markets around the world

--It Increases our rate of future organic sales

--and it has meaningful synergies in advanced technology, delivery channels and administrative processes.

In addition to the items just described, we are two very culturally and strategically similar organizations. We are both forecasting a strong year, with earnings growth in each case above 20%, and both companies expect to deliver these results through very similar strategies.

If we take a look at the individual businesses, we can see that they are very complementary from a geographic perspective and the profile of each of our operations is very similar.

Both YORK and JCI operate a global business, with nearly half of our revenues generated outside of the Americas. This global footprint will help us to more rapidly expand especially in high growth opportunities. One example of the perfect fit of these two companies is Asia. YORK has more than $400 million in revenue in China. Likewise, Johnson Controls has $300 million in revenue in Japan and YORK has virtually no presence.

This slide depicts even more complementary capabilities. We complement each other in every category from product design, to manufacturing and distribution and to installation and service capabilities. The combination of YORK and JCI gives us the ability to offer unmatched, integrated products and services. This puts us in a much stronger position to further increase our global market share.

YORK has had many ownership changes over the years and our brand has survived and thrived. Both York and JCI have a long and proud history of innovation and growth in the industry. The combined companies have over 250 years of expertise and history behind them. Both companies also have very similar cultures, values, technology, customer service goals and sustainability.

Over the years, YORK and JCI have grown both organically and by acquisition of several industry leading brands. These brands are well-recognized and are a terrific asset to each Company.

There are many great qualities and capabilities that both companies bring to the table and this whole process is about bringing two companies together to grow stronger and more profitably than either could have alone. The resources and capability of the combined organization will provide significant growth opportunities for both companies and all of us.

Both YORK and JCI maintain extensive branch networks around the world. YORK is the market leader in China, Eastern Europe, and the Middle East – three of the fastest growing markets.

Being a service provider in the mechanical equipment market, like the Controls market, requires being a local provider. Customer decisions are made based on trust and responsiveness. As leading companies in this industry, both YORK and JCI have a broad local branch network from which they deliver service.

The combined company will have over 500 branch offices located in over 125 countries.

We will have a combined service force of more than 10,000 technicians, mechanics, and maintenance personnel and, as an unmatched leader, we will have the most extensive service footprint in the world, allowing us to more quickly respond to customers.

The combined organization will immediately become an $11 billion powerhouse in all aspects of environmental control, equipment and service. It is important that we understand that the acquisition is about getting the best out of both companies and driving growth globally. We will continue to support and build the YORK brand and leverage the combined talent of both companies to rapidly grow this business.

The merger agreement was signed on August 24th with a targeted transaction completion date of December of this year. Integration activity planning will begin soon and we will have joint teams focused on key areas and the process will be led by an executive steering committee with representatives from both companies.

The transaction allows us to more aggressively achieve our strategic goals. Our customers will benefit by the combined solutions.

YORK brand will be an important part of the Johnson Controls portfolio and both organizations have very similar goals and values.

There will be many unanswered questions which will be addressed as the process moves forward. We will share information with you as it becomes available. Over the next few months you will hear many discussions regarding the impact of the acquisition. Please rely on formal communications. You may email your questions to ourfuture@york.com.

Thank you for joining us today.

BELOW ARE SLIDES USED IN CONNECTION WITH THE EMPLOYEE PRESENTATION:

FORWARD LOOKING STATEMENTS

Johnson Controls and York have made forward-looking statements in this document pertaining to the planned acquisition of York by Johnson Controls that are based on preliminary data and are subject to risks and uncertainties. Such statements include expected synergies and pro forma or expected sales. Forward-looking statements include information concerning possible or assumed future risks and may include words such as “believes,” “forecasts,” “expects,” “outlook” or similar expressions. For all forward looking statements, the companies caution that numerous important factors, such as approval by York shareholders of the transaction, regulatory approvals, achievement of growth and cost synergies, potential disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers, the strength of the U.S. or other economies, cancellation of commercial contracts, and other risks attendant to the respective businesses of Johnson Controls and York, including those factors discussed in Johnson Controls’ Form 8-K (dated October 26, 2004) and York’s SEC filings, could cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the companies.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

York will file a Proxy Statement and both Johnson Controls and York may file other relevant documents regarding this transaction with the Securities and Exchange Commission (the “SEC”).

York will mail the Proxy Statement to its stockholders. The Proxy Statement will contain important information about the transaction, and York urges you to read these documents when they become available.

You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (http://www.sec.gov). You may also obtain these documents, free of charge, from York’s website (http://www.york.com).

PARTICIPANTS IN THIS TRANSACTION

York International Corporation and its directors and executive officers may be deemed participants in the solicitation of proxies from York stockholders in connection with this transaction. Information about the directors and executive officers of York and information about other persons who may be deemed participants in this transaction will be included in the Proxy Statement. You can find information about York’s executive officers and directors in York’s definitive proxy statement filed with the SEC on April 22, 2005. You can obtain a free copy of this document at http://www.york.com or http://www.sec.com.

Acquisition of YORK by
Johnson Controls

Overview

August 2005

1.

Who is Johnson Controls?

2.

Why is YORK doing this?

3.

Combined Benefits

4.

Next Steps

Agenda

Transaction Overview

Johnson Controls will acquire YORK for $56.50 per
share

Transaction value approximately $3.2 billion

All cash transaction

YORK’s Board of Directors has unanimously
recommended that YORK shareholders vote in favor
of the transaction

Transaction expected to close in December 2005,
subject to customary regulatory approvals and YORK
shareholder approval

CEO Comments

John Barth

Chairman and CEO

Johnson Controls

“The combination of these
two great companies with
strong management
teams and similar cultures
of innovation, critical
values and customer
service point to an
outstanding future.”

“Johnson Controls and
YORK are ideal partners
and this transaction will
bring significant benefits to
shareholders, customers
and employees of both
companies.”

C. David Myers
President and CEO
YORK International

Mission

To continually exceed our customers’ increasing expectations

Objectives

Customer satisfaction

Technology

Growth

Market leadership

Shareholder value

Johnson Controls Vision

Values

Integrity

Customer satisfaction

Our employees

Improvement and
innovation

Safety and the
environment

Largest global supplier

Facility management
  and controls

Automotive batteries

Automotive interiors

  123,000 employees

  500+ locations in 50+ countries

Johnson Controls Profile

2004 Sales:  $25.4 Billion*

Seating and Interiors

70%

Controls

21%

North

America

53%

Europe

39%

ROW

8%

* From continuing operations

Battery

9%

The Controls Group
Facility Management and Controls

Leading global supplier to the
non-residential buildings market

Integrated control systems for HVAC, security, fire/safety,
  energy management

Technical services of controls and HVAC equipment

Facility management

New

Construc-
tion

Existing

Buildings

80-85%

2005 Sales (est.)

North
America

55%

Europe

35%

ROW
10%

2004 Sales: $5.03 billion

Overview of Controls Business

2005 Sales (est.) by line of business

2005 Sales (est.) by geography

2005E Revenue: $5.9 billion

2005E Operating income: $310 million

31,300 employees

ROW
9%

Systems Installation

48%

Technical Services

18%

Facility Management

34%

Americas

64%

Europe

36%

Automotive Batteries

Aftermarket

80%

OE

20%

Largest market share and most
recognized brands
- North America
- South America
- Europe

Recently entered Asian market

Battery technology for emerging hybrid
vehicle market

2005 Sales (est.)

2004 Sales: $2.27 billion

Nickel metal hydride

hybrid car battery

Automotive Interiors

Largest global
supplier
of interior
systems

Seating

Overhead

Electronics

Cockpit

Door

  ...for more than 22 million vehicles a year

  ...for virtually every auto maker in the world

North
America

47%

Europe

45%

ROW

  7%

2005 Sales (est.)

2004 Sales: $18.2 billion

1995
1997
1999
2001
2003

1995
1997
1999
2001
2003

FORTUNE
AMERICA'S MOST ADMIRED CORPORATIONS
SCIENTIFIC, PHOTOGRAPHIC & CONTROL EQUIPMENT

FORTUNE
HUNDRED
IW
100
THE WORLD'S
BEST-MANAGED COMPANIES
IW
BEST

Johnson Controls – A Strong Performer

Sales

30 consecutive years of dividend increases

Net Income

2004: 58th Consecutive increase

2004: 14th Consecutive increase

Fortune’s “Most Admired Companies” List

2004 Gold Medal Award for International Corporate Achievement in
Sustainable Development from the World Environment Center

Frost & Sullivan Market Award for Facilities Management in Europe
and North America

Industry Week’s “Best Managed Companies” for the past five years

“America’s Best Technology Users”  by Forbes

Corporation of the Year, Nat’l Minority Supplier Dev’p. Council

FTSE4GOOD Sustainability Stock Index, FTSE Group

“Perfect Score,” Corporate Governance, Governance Metrics Int’l.

“When we talk about
HVAC equipment how can
you not include controls?

That’s also part of the
system -- controls and
mechanical are all
included.
”

- Facilities Manager,
State College

“Everything [controls and
mechanical equipment] is
included in the "big
picture".  I need everything
to be one working unit. I
need all warning and back-
up systems in line with
each other, so that the end
result is a created
har
mony.”

- Vice President,
Facilities Maintenance

“In my view, you have to
think of the controls as
being part of the entire
system.  You have to be
able to fully understand
and maintain both [controls
and mechanical
equipment] in order to
ensure that the system is
working prop
erly”

- Director, Facilities
Management - Large
Healthcare system

Why Combine Our Companies?

“the HVAC industry is moving into a new age of product and service bundling.
Companies that answer the challenge of increasing the breadth of product and service offerings to encompass a total HVAC solution are likely to emerge as market leaders.”

                                                                - Frost & Sullivan – March 31, 2005

Strategic Rationale

Establishes $11 billion leader in the growing $200 billion
global building environment industry

Creates the largest global provider to the high margin
Building Services market

Provides customers with a single source of integrated
products, systems and services

Enhances presence in rapidly growing markets including
China, Central Europe, Latin America, and the Middle East

Increases the rate of future organic sales growth

Meaningful synergies in advanced technology, delivery
channels and administration

YORK
Our strategies
Grow global service businesses
Expand leadership position in China
Increase margins in equipment businesses
Grow our unitary and middle market businesses in North America

Similar Growth Strategies

Johnson Controls HVAC Core Strategies

Expand Service Capabilities

Redesign Cost Structure

Segment and Target Middle and Hi-end Markets Separately

Unitary Products Group 18%
Global Applied 75%

Products 8%
Facility Manage-ment 32%
Systems & Service 60%

Businesses

Global Applied includes:

Commercial & Industrial A/C Mechanical
Equipment

Industrial Refrigeration Equipment

Unitary Products Group (UPG) includes:

Residential & Light Commercial A/C Equipment

Compressors includes:

Reciprocating and Scroll Compressors

Compressors

7%

Systems and Service includes:

HVAC controls, fire, and security systems

Installation and technical services

New construction and retrofit

Facility Management includes:

Facility management

Real estate consulting

Products includes:

HVAC controls and security products

YORK

Johnson Controls – Controls Group

$4.5B

$5.8B

2004 Actual

2004 Actual

Asia
15%
Americas
49%
EMEA
36%

Asia
10%
EMEA
33%
Americas
57%

Business by Regions of the World

$2.2B

$1.6B

$0.7B

YORK

($200M in the
Middle East)

$3.3B

$1.9B

$0.6B

Johnson Controls – Controls Group

($400M in
China)

($300M in
Japan)

Highly Complementary Capabilities

Product Design

Manufacturing
& Distribution

Installation &
Service

Mechanical (HVAC&R) service capability

Controls, fire, and service capability

Service delivery system

HVAC&R equipment design capability

Controls design capability

Bundled HVAC&R/Controls system

Capability to factory-mount controls

Local distribution networks

Supply chain benefit to customers

JCI

Capabilities

YORK

Combined

Some

Complete

None

York International was established in York Pennsylvania U.S.A. in 1874.

YORK MANUFACTURING CO.

The earliest equipment manufactured were machines for the production of ice.

York established its first European operations in London in 1922.

Johnson Electric Service Co.

YORK HQ, York Pa.

Rich History

Today, YORK is the
world’s largest
independent company
dedicated to the design,
manufacture, sale, and
service of HVAC&R
products

In 1883, Warren S. Johnson,
received a patent for the first electric
room thermostat. His invention
launched the building control industry
and was the impetus for The Johnson
Electric Service Company, founded in
1885.

JCI has remained the technological
leader in the controls industry.

1972: industry's first mini-computer

1980s: digital control technology

1990s: open communication protocols

Today: Metasys®
Facilities Management
System is reducing
energy costs and
improving indoor comfort
in thousands of buildings
around the world

JOHNSON CONTROLS YORK

YORK

Frick

Coleman

SABROE

SOURCE 1
HVAC SERVICE PARTS

Bristol compressors

Setting The Performance Standard.
LUXAIRE
HEATING • AIR CONDITIONING

JOHNSON CONTROLS

METASYS

Cardkey

JOHNSON CONTROLS PENN

USI
UNITED SYSTEMS INTEGRATORS CORPORATION
A JOHNSON CONTROLS COMPANY

Strong Brands

Combination Provides Strong Platform for Growth

Leverages strengths of both companies to better compete

Provides more solutions to solve more customers problems

Combines resources for solid financial position

Significantly enhances local presence and international strength

Generates substantial growth and cross-selling opportunities

Increases expertise with a combined employee skill base

Broad resources, proven financial strength, strong branch network for installation & service, and a rich HVAC controls installed base

Leading HVAC&R technology, strong international presence, and the industry leading mechanical equipment service network

Best of Both Companies

JOHNSON CONTROLS YORK

FINLAND
NORWAY
SWEDEN
RUSSIA
POLAND
FRANCE
SPAIN
PORTUGAL
TURKEY

Local Presence Worldwide

YORK Offices

JCI  Offices

30+

Offices

YORK Offices

JCI  Offices

20+

Offices

Europe – New Presence in E. Europe

Asia – Strength in 2 Largest Markets

Leverage combined branch structure to serve all customers

Manufacturing/Logistics

JCI Mfg/Logistics

JCI Branch Offices

YORK Branch Offices

NA – Complementary Locations

Building for Tomorrow

+

Taking “best practices” from both companies

Competitive advantage

More solutions for customers

Advantage of two strong brands

Better, stronger local relationships

Increased market penetration globally

New opportunities for personal career growth

Next Steps

Agreement signed                                                                                                                                   August 24

Integration planning kick-off                                                                                       September

Transaction completion expected                                                             December

Integration begins                                                                                                                                     January

Milestones

Integration Activities

Formal integration will be implemented

Joint teams will be formed focused on key areas

Led by an executive steering committee with
representatives from both companies

Conclusion

The transaction allows us to more
aggressively achieve our strategic goals

The combined organization will result in
more solutions for our customers

YORK brand will be an important part of the
Johnson Controls portfolio

The values of both organizations are
identical and we will remain true to them

Questions

Email your questions to:

ourfuture@york.com

Please rely on formal communications